Deferred Tax Assets And Deferred Tax Liabilities - Summary of Net Balances of Deferred Tax Assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Text block [abstract]
Deferred Tax Assets Offset Amount	¥ (259,168)	¥ (63,216)
Deferred tax assets, Balance after offsetting	4,990,352	4,873,370
Deferred Tax Liabilities, Offset Amount	259,168	63,216
Deferred tax liabilities, Balance after offsetting	¥ (694,090)	¥ (833,694)